                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 27, 2001



                               i-STAT CORPORATION
                               ------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      0-19841              22-2542664
-------------------------------         -----------         ----------------
(STATE OR OTHER JURISDICTION OF         (COMMISSION         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)        IDENTIFICATION NO.)


                104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (609) 443-9300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events


                  On July 27, 2001, i-STAT Corporation (the "Company") issued a press release disclosing the settlement of a lawsuit brought against the Company by Nova Biomedical Corporation in the United States District Court of Massachusetts related to U.S. Patent No. 4,686,479 ("479 Patent"). The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and is incorporated by reference into this report. The form of Settlement Agreement is set forth in Exhibit 10.1. The form of Settlement Agreement, together with the exhibits attached thereto, is incorporated by reference into this report.


Item 7. Exhibits.

(c) Exhibits

Item No.          Exhibit List
10.1              Form of Settlement Agreement dated as of July 26, 2001 between the Company and Nova Biomedical Corporation.

99.1              Press Release dated July 27, 2001 issued by the Company.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       i-STAT  CORPORATION
                                       By: /s/ Roger J. Mason

                                       ----------------------------------------
                                       Roger J. Mason
                                       Vice President of Finance, Treasurer and
                                       Chief Financial Officer


Date: July 27, 2001